SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 29, 2007

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On January 31, 2007, RGC Resources, Inc. issued a press release announcing the first quarter results for the quarter ending December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  On January 29, 2007, the Board of Directors of RGC Resources, Inc., (the "Company") approved the Compensation Committee's bonuses in respect of 2006 and salaries in effect during 2007 for the executive officers.

                  The approved 2006 bonuses and 2007 salaries for the Company's executive officers are set forth below:


                          Officer                        Title                         Bonus               Salary
                  ----------------------------- ------------------------------  --------------------  -----------------
                  John B. Williamson, III       Chairman, President                   $90,000             $288,000
                                                and CEO

                  John S. D'Orazio              Vice President and COO -               20,000              136,000
                                                Roanoke Gas Company

                  Howard T. Lyon                Vice President, Treasurer              22,000              122,000
                                                and Controller

                  Dale P. Lee                   Vice President and                     16,000              104,000
                                                Secretary


ITEM 8.01.        OTHER EVENTS.

                  RGC Resources, Inc. issued a press release on January 29, 2007, announcing, among other things, the election of three Directors at its annual meeting of shareholders held on January 29, 2007 and the election of Company officers by the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information disclosed under this Item, including such
                  Exhibit 99.2, shall not be deemed "filed" for purposes of
                  Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  99.1     Press Release dated January 31, 2007.

                  99.2     Press Release dated January 29, 2007.



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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: February 1, 2007             By: s/Howard T. Lyon

                                   Howard T. Lyon
                                   Vice-President, Treasurer and Controller
                                  (Principal Financial Officer)